                                                                    EXHIBIT 99.a

STATEMENT UNDER OATH OF THE PRINCIPAL EXECUTIVE OFFICER OF MASCO CORPORATION REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Richard A. Manoogian, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Masco Corporation, and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Masco Corporation's audit committee;

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K dated March 28, 2002 for the fiscal year ended December 31, 2001;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Masco Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         -        any amendments to any of the foregoing.


/s/Richard A. Manoogian                              Subscribed and sworn to
------------------------                             before me this 30th day of
Richard A. Manoogian                                 July 2002.


Dated:   July 30, 2002
                                                     /s/Terry L. Przybylo
                                                     ---------------------------
                                                     Notary Public


                                                     My Commission Expires:

                                                     August 2, 2003
                                                     ---------------------------